OTHER EXPENSE (INCOME), NET	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
OTHER EXPENSE (INCOME), NET	OTHER EXPENSE (INCOME), NET
Other expense (income), net for the years 2020, 2019 and 2018 consists of:

(in millions)	2020	2019	2018
Litigation and other matters	$422	$1,401	$(27)
Acquired in-process research and development costs	32	41	1
Net (gain) loss on sales of assets	(1)	(31)	6
Acquisition-related costs	—	8	1
Other, net	1	(5)	(1)
Other expense (income), net	$454	$1,414	$(20)
In 2020, Litigation and other matters of $422 million includes net charges related to the U.S. Securities Litigation, the SEC Investigation and the Canadian Securities Litigation and related opt-outs. In 2020, Litigation and other matters also includes an insurance recovery related to a certain litigation matter. In 2019, Litigation and other matters of $1,401 million includes the settlement of a legacy U.S. securities class action matter (which is subject to an objector’s appeal of the final court approval). In 2018, Litigation and other matters of $27 million includes a favorable adjustment of $40 million related to the Salix legacy litigation matter. These matters and other significant matters are discussed in further detail in Note 20, "LEGAL PROCEEDINGS".
In 2020 and 2019, Acquired in-process research and development costs of $32 million and $41 million, primarily consist of costs associated with the upfront payments to enter into certain exclusive licensing agreements. In 2019, Net (gain) loss on sales of assets includes $20 million related to the achievement of a milestone related to a certain product.